Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]      Preliminary Proxy Statement
[ ]      Confidential, for Use of the Commission Only
         (as permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to ss. 240.14a-11(c) or ss.
         240.14a-12

                               eTOTALSOURCE, INC.
                             ----------------------
                (Name of Registrant as Specified In Its Charter)

                                 Not Applicable
                                 --------------

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

 1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
 2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
 4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
                               eTOTALSOURCE, INC.
                              1510 POOLE BOULEVARD
                          YUBA CITY, CALIFORNIA 95993

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                November 6, 2003


Dear Shareholder:

     We cordially invite you to attend eTOTALSOURCE, INC.'s Special Meeting of Shareholders at 1:00 P.M. on Friday, November 21, 2003, at 1510 Poole Boulevard, Yuba City, California 95993. The President's Notice of Meeting and the accompanying Proxy describe the business of the Special Meeting of Shareholders.

     The enclosed Proxy statement is being furnished to shareholders of record on October 1, 2003 of eTOTALSOURCE, INC. ("ETLS"), a Colorado corporation, in connection with the following proposals.

                      YOU ARE REQUESTED TO SEND US A PROXY

     The holders of a majority of a quorum of one third of the issued and outstanding shares entitled to vote have indicated that they intend to vote in favor of the following proposal.

          Proposal 1: To Authorize the officers and directors of the Company to amend the Company's Articles of Incorporation to increase the number of Common Shares authorized from twenty million (20,000,000) to one hundred million (100,000,000).






                                           Sincerely,

                                           /s/Terry Eilers
                                           -------------------------
                                           Terry Eilers, President

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                        AND RULE 14A PROMULGATED THERETO

                               eTOTALSOURCE, INC.

                         SPECIAL MEETING OF SHAREHOLDERS
                                November 6, 2003


     This Proxy Statement is being furnished to Shareholders of eTOTALSOURCE, INC. ("ETLS") in connection with the Special Meeting of Shareholders (the "Meeting") to be held on Friday, November 21, 2003 and at any adjournments thereof (the "Meeting"). The Meeting will be held at 1510 Poole Boulevard, Yuba City, California 95993, at 1:00 P.M.

     This Proxy Statement is first being mailed or given to Shareholders on or about November 10, 2003.

     We are a Colorado corporation. We are a full-reporting 1934 Act company, with our common stock quoted on the Over the Counter Bulletin Board (OTCBB). Information about us can be found in our December 31, 2002 Transitional Annual Report filed on Form 10-KT. Additional information about us can be found in our public filings that can be accessed electronically by means of the SEC's home page on the Internet at http://www.sec.gov, or at other Internet sites such as http://www.freeedgar.com, as well as by such other means from the offices of the SEC.

                        WE ARE ASKING YOU FOR A PROXY AND
                      YOU ARE REQUESTED TO SEND US A PROXY

     We are soliciting proxies even though the holders of more than 56% percent of the shares entitled to vote have indicated that they intend to vote in favor of these proposals. In light of the size of the holdings of these shareholders, the current Board and management of the Company deems the likelihood of a favorable vote on the proposals to be relatively assured. You may, however, mark and send the proxy attached hereto to record your vote.

                            COSTS OF PROXY STATEMENT

     We will pay the cost of preparing and sending out this proxy statement. It will be sent to most shareholders via regular mail. A few will receive it by personal delivery or facsimile.

                                     VOTING

SHAREHOLDERS  ENTITLED  TO  VOTE

     Holders of record of common stock, at the close of business on the date of mailing this proxy statement will be entitled to vote at the Special Meeting. As of this date, October 22, 2003, 18,674,207 shares of common stock were issued and outstanding. Each shareholder is entitled to one vote for each share of common stock held by such shareholder. We have only the single class of stock, namely our common stock.

QUORUM  AND  VOTE  NECESSARY  FOR  APPORVALS.

     One third of all shares entitled to vote constitutes a quorum to take the actions proposed. A majority of shares present and voting is sufficient to approve the proposal for a increase of shares if the quorum is present. The holders of 56.1% percent of the shares entitled to vote have indicated that they intend to vote their 10,978,196 shares in favor of these proposals in person or by proxy.

                                     PROXIES

     In voting their Common Stock, stockholders may vote in favor of or against the proposal to approve the proposals on the agenda or may abstain from voting. Stockholders should specify their choice on the accompanying proxy card. All properly executed proxy cards delivered pursuant to this solicitation and not revoked will be voted at the Meeting in accordance with the directions given. If no specific instruction are given with regard to the matter to be voted upon, then the shares represented by a signed proxy card will be voted "FOR" the approval of the Amendment and in the discretion of such proxies to any other procedural matters which may properly come before the Meeting or any adjournments thereof. All proxies delivered pursuant to this solicitation are revocable at any time before they are voted at the option of the persons executing them by (i) giving written notice to the Secretary of the Company,
(ii) by delivering a later dated proxy card, or (iii) by voting in person at the Meeting. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to Michael Sullinger, Secretary, eTOTALSOURCE, INC., 1510 Poole Boulevard, Yuba City, CA 95993.

     IF THEY WISH TO VOTE, HOLDERS OF COMMON STOCK ARE REQUIRED TO COMPLETE, DATE, AND SIGN THE ACCOMPANYING PROXY CARD AND RETURN IT PROMPTLY TO THE COMPANY IN THE ACCOMPANYING ENVELOPE.

     The person named as proxy is Terry Eilers, President and director of the Company.

     In addition to the solicitation of proxies by mail, the Company, through its directors, officers, and employees, may solicit proxies from stockholders personally or by telephone or other forms of communication. The Company will not reimburse anyone for reasonable out-of-pocket costs and expenses incurred in the solicitation of proxies. The Company also will request brokerage houses, nominees, fiduciaries, and other custodians to forward soliciting materials to beneficial owners, and the Company will reimburse such persons for their reasonable expenses incurred in doing so. All expenses incurred in connection with the solicitation of proxies will be borne by the Company.


INTEREST  OF  PERSONS  IN  MATTERS  TO  BE  ACTED  UPON

     No officer or director or principal shareholder has a substantial or material interest in the favorable action on these proposals.

              PROPOSED AMENDMENTS TO ARTICLES OF INCORPORATION AND
                       CHANGES IN CORPORATE CAPITALIZATION

--------------------------------------------------------------------------------

Proposal 1: To Authorize the officers and directors of the Company to amend the Company's Articles of Incorporation to increase the number of Common Shares authorized from twenty million (20,000,000) to one hundred million (100,000,000).

--------------------------------------------------------------------------------

                                   Proposal 1:

     We are asking shareholders to authorize the directors of the Company to increase the number of Common Shares from twenty million (20,000,000) to one hundred million (100,000,000). This requires an amendment to our Articles of Incorporation.

     We believe that the share increase authorization in our Articles of Incorporation is in the best interest of our corporation because we have issued over seventeen million (17,000,000) shares which is very near our authorized capital limit. Without additional shares authorized, the Company cannot raise any more capital through shares, and it has substantial needs for more operating capital.

     It is emphasized that management of the Company may effect transactions having a potentially adverse impact upon the Company's shareholders pursuant to the authority and discretion of the Company's management to complete share issuances without submitting any proposal to the stockholders for their consideration. Holders of the Company's securities should not anticipate that the Company necessarily will furnish such holders with any documentation concerning the proposed issuance prior to any share issuances. All determinations (except involving a merger where more shares will be issued equalling more than 20% of the issued and outstanding shares prior to the transaction) involving share issuances are in the discretion and business judgment of the Board of Directors in their exercise of fiduciary responsibility but require a determination by the Board that the shares are being issued for fair and adequate consideration.

     In the future event that the Board continues to issue shares for capital, services, or acquisitions, the present management and stockholders of the Company most likely will not have control of a majority of the voting shares of the Company.

     It is likely that the Company may acquire other compatible business opportunities through the issuance of Common Stock of the Company. Although the terms of any such transaction cannot be predicted, this could result in substantial additional dilution in the equity of those who were stockholders of the Company prior to such issuance. There is no assurance that any future issuance of shares will be approved at a price or value equal to or greater than the price which a prior shareholder has paid, or at a greater than the then current market price. Typically unregistered shares are issued at less than market price due to their illiquidity and restricted nature, and the extended holding period, before they may be sold.

     As of the date of this Proxy Statement, the Company has not identified any company or business opportunity that it intends to acquire. The Company is continuing its current operations, and would only acquire another company or business if it augments or compliments the current operations.

SPECIAL MEETING OF SHAREHOLDERS

     At the date of this proxy statement, no other matter will presented for action at the special meeting. Only those matters proposed as discussed will be voted on at the meeting. Shareholders may propose matters to be presented at shareholder meetings and also nominate directors. Shareholder proposals must conform to the standards set out by the Securities Exchange Commission and must be received at our principal offices on or before, December 31, 2003, in order to be included in future proxy materials, if any, or presentation at our next annual meeting of shareholders, anticipated in early 2004.

VOTING SECURITIES AND BENEFICIAL OWNERSHIP

     As of the call date of the meeting, October 22, 2003, the total number of common shares outstanding and entitled to vote was 18,674,207.

     The holders of such shares are entitled to one vote for each share being held on the record date. There is no cumulative voting on any matter on the agenda of this meeting. No additional shares will be issued subsequent to call date and prior to meeting.

REPORT AVAILABLE

     Shareholders may obtain a copy of our most current annual report and later filings without charge, by writing us at 1510 Poole Boulevard, Yuba City, CA 95993.

BIOGRAPHICAL INFORMATION

     TERRY EILERS - CEO, Chairman, and Director eTotalSource, Inc. since 2002. From 1994-Present he was founder, CEO, Director of eTotalSource, Inc., a
California corporation. Former VP, Regional Manager and Regional Training Director for Lawyers Title Company, 1984-1987. He was involved in the creation, operation and sale of Sydney Cambric Publishing 1983-1985, where he was in charge of implementing marketing and management systems, developing and supervising management training and conducting live seminars to nearly 1 million people worldwide for many Fortune 500 companies such as, Bank of America, Coldwell Banker, IBM, Xerox, and First American Financial. Over the past 30 years, his management and computer sales programs have been utilized by major real estate entities, banks, savings and loans, insurance companies, sales and research organizations and publishing companies worldwide such as Norwest Mortgage, Century 21, Sun Trust, Stewart Title Company, and Lawyers Title. 1980-1994. He was appointed President, CEO, and Director of Premium Enterprises, Inc. (now eTotalSource, Inc.) on December 31, 2002.

     He is a frequent author, having written, and published through Crescent Publishing, Sydney Cambric Publishing and the Disney Corporation-Hyperion Publishing, 12 books concentrated in the real estate, business management and personal development fields. Some of the titles Mr. Eilers has written include:
How to Sell  Your  Home  Fast  (Disney/Hyperion),  How To Buy the  Home You Want

(Disney/Hyperion), The Title and Document Handbook (Sydney Cambric), Mortgage Lending Handbook (Sydney Cambric), Mastering Peak Performance (EMR Publishing), Real Estate Calculator Handbook (Sydney Cambric). He has an AA Administration of Justice -Sacramento City College 1971 Extensive Course Work - California State College/Sacramento, Yuba College, Lincoln School of Law 1970-1985

     VIRGIL BAKER - CFO, Director of the Company (since 2003) and founder of eTotalSource, Inc. 1996-Present. He was formerly the CFO for AGRICO, a large agriculture corporation 1993-1996 - where he designed and integrated the network programs for the accounting, cash flow and inventory systems on a nationwide basis. Mr. Baker had the added responsibil -ity for all of the International commerce generation. He has a BA Accounting - California State University/Chico
- 1992. He was appointed CFO of Premium Enterprises, Inc. (now eTotalSource, Inc.) on December 31, 2002 and was appointed as Director in May 2003.

     MICHAEL SULLINGER - COO - Secretary - (Director of eTotalSource since 2003) Elected to Board of Directors for 2003. Extensive background in development and management of partnerships and joint ventures. Previous private legal practice involved business litigation, forma- tion of business entities and advising principals and directors in the planning and operation of various companies. Has served as a Board of Director on numerous government, business and philanthropic organizations. He has a BA Business - San Francisco State University 1977 JD - California Northern School of Law 1993. He was appointed Director in May 2003 and Secretary of Premium Enterprises, Inc. (now eTotalSource, Inc.) on December 31, 2002.

     J. CODY MORROW - Director of eTotalSource, Inc. (since 2003) - President of Morrow Marketing International 1995-present, $200 million+ annual sales nationally and internationally. Current direct business operations in Europe, Thailand and India. Many years experience in opening foreign markets. Prior to Morrow Marketing, he was President of Monarch Development Corporation 1989-1993 a Southern California based Real Estate Development Company. He was appointed Director of Premium Enterprises, Inc. (now eTotalSource, Inc.) in May 2003.

     A. RICHARD BARBER - Director of eTotalSource, Inc. since 2003 - Founder and senior partner of A. Richard Barber & Associates 1983- Present, a literary agency and consultant to numerous major publishing companies. He was also the Director of Development for Network Enterprises, Inc., 1969-1983 where he supervised the creations and writing of television and film properties. Former Director and Senior Editor of Public Relations, for Viking Penguin, Inc. Lecturer in publishing at New York, Harvard and Radcliff Universities, 1971-1989. Mr. Barber's Extensive Academic Background is as follows: Phillips Exeter Academy, Exeter Fellow in History (1963-1965), Columbia University, M.A, Ph.D (1962-1963). Course work at Dartmouth College, Special Dartmouth Fellow, A.B., and study programs with Corey Ford at Harvard, William & Mary, University of Michigan, British Museum, Oxford University and Columbia University (1961-1962). He was appointed Director of Premium Enterprises, Inc. (now eTotalSource, Inc.) in May 2003.

     Terry Eilers and Virgil Baker devote full time to the Company. Other directors will devote part time to the operations of the Company.

Executive Compensation
-----------------------

     The Company accrued $137,000 compensation to the executive officers as a group for services rendered to the Company in all capacities during the 2002 fiscal year. No cash bonuses were or are to be paid to such persons.

     The Company does not have any employee incentive stock option plans.

     There are no plans pursuant to which cash or non-cash compensation was paid or distributed during the last fiscal year, or is proposed to be paid or distributed in the future, to the executive officers of the Company. No other compensation not described above was paid or distributed during the last fiscal year to the executive officers of the Company. There are no compensatory plans or arrangements, with respect to any executive office of the Company, which result or will result from the resignation, retirement or any other termination of such individual's employment with the Company or from a change in control of the Company or a change in the individual's responsibilities following a change in control.

                                     SUMMARY COMPENSATION TABLE OF EXECUTIVES
                                          Annual Compensation                          Awards
Name & Principal               Year    Salary      Bonus      Other         Restricted       Securities                    ALL
Position                               ($)         ($)        Annual        Stock            Underlying      LONG TERM     OTHER
                                                              Comp-         Award(s)         Options/SARS   COMPENSATION   COMPENSA-
                                                              ensation      ($)              (#)              / OPTION     TION
                                                              ($)
------------------------------------------------------------------------------------------------------------------------------------
Ronald D. Morrow,
President (Resigned 2002)      2000    0           0          0             0                0                  0             0
                               2001    $50,000     0          0             0                0                  0             0
                               2002    0           0          0             0                0                  0             0
------------------------------------------------------------------------------------------------------------------------------------
Terry Eilers, President,       2000    $50,000     0          0             0                0                  0             0
CEO                            2001    $111,000    0          0             0                200,000            0             0
                               2002    $37,000     0          0             0                100,000            0             0
------------------------------------------------------------------------------------------------------------------------------------
Michael Sullinger,             2000    0           0          0             0                0                  0             0
Secretary, COO, Legal Counsel  2001    0           0          0             0                0                  0
                               2002    0           0          0             0                200,000            0             0
------------------------------------------------------------------------------------------------------------------------------------
Wesley F. Whiting,             2002    0           0          10,000 shares 0                0                  0             0
Former President until
December 31, 2002
Assistant Secretary
(resigned 2003)
------------------------------------------------------------------------------------------------------------------------------------
Virgil Baker, CFO              2000    $27,000     0          0             0                0                  0             0
                               2001    $72,000     0          0             0                200,000            0
                               2002    $18,000     0          0             0                100,000            0             0
------------------------------------------------------------------------------------------------------------------------------------

                          Directors' Compensation for Last Fiscal Year
                                     -----------------------

Name                          Annual     Meeting  Consulting    Number     Number of                   All
                              Retainer   Fees     Fees/Other    of         Securities    Long Term     Other
                              Fee ($)    ($)      Fees ($)      Shares     Underlying   Compensation   Compensa-
                                                                (#)        Options        / Option     tion
                                                                           SARs(#)
------------------------------------------------------------------------------------------------------------------
A. Director          2002       0             0        0            0              0           0             0
   Ronald D. Morrow  2001       0             0        0            0              0           0             0
   (Resigned)

B. Director          2002       0             0        0            0              0           0             0
   Terry Eilers      2001       0             0        0            0              0           0             0

C. Director          2002       0             0        0            0              0           0             0
   Michael Sullinger 2001       0             0        0            0              0           0             0

D. Director          2002       0             0        0            0              0           0             0
   Virgil Baker      2001       0             0        0            0              0           0             0

E. Director          2002       0             0        0            0              0           0             0
   J. Cody Morrow    2001       0             0        0            0              0           0             0

F. Director          2002       0             0        0            0              25,000      0             0
   A. Richard Barber 2001       0             0        0            0              0           0             0

G. Wesley F. Whiting 2002       0             0        0            0              0           0             0
   (Resigned 2003)   2001       0             0        0            0              0           0             0

        Option/SAR Grants Table (None)

        Aggregated Option/SAR Exercises in Last Fiscal Year an FY-End Option/SAR value (None)

         Long Term Incentive Plans - Awards in Last Fiscal Year (None)

Employment Contracts

     Agreements were executed with the Chief Executive Officer, Terry Eilers, and the Chief Financial Officer, Virgil Baker, at the inception of the Company (February 7, 2000) which expire December 31, 2003. Annual salary is $150,000 and $96,000, respectively, and each accrues an annual non-accountable automobile allowance of $9,000. The agreements also provide for 10% royalties on license revenues of the Company's PresentaPro(TM)software and an annual bonus of incentive stock options (covering 200,000 shares each). In addition, the CEO is entitled to a 5% referral commission on certain sales. Unpaid salary and commissions can be paid with warrants to purchase common stock at $1 per share. During 2002 and 2001, CEO compensation expensed pursuant to these arrangements totaled $159,000 and $204,962, and CFO compensation totaled $105,000 and $105,000, respectively (exclusive of the fair value of incentive stock options).

     An agreement was executed August 1, 2000 with the Chief Operating Officer, Michael Sullinger, which expires December 31, 2007. Annual salary is $120,000 and a non-accountable automobile allowance of $9,000. The agreement also
provides  for  a  10%  royalty  on  the  license   revenues  of  the   Company's
PresentaPro(TM) software and an annual bonus of incentive stock options (covering 200,000 shares). Unpaid salary and commissions can be paid with warrants to purchase common stock at $1 per share. During 2002, COO compensation expensed pursuant to these arrangements totaled $43,538, respectively (exclusive of the fair value of incentive stock options).

                                              Option/SAR Grants Table

                                                Option Grant
          Name                  Shares          Date            Vesting Date    Option Price     Expiry Date
          ----                  ------          -----------     -----------     ------------     -----------
        Terry Eilers            200,000  *      12/17/2001      3/1/02          $.50             12/15/2011
        Terry Eilers            100,000  *      12/15/2002      2/15/03         $.50             12/12/2012
        Virgil Baker            200,000  *      12/17/2001      3/1/02          $.50             12/15/2011
        Virgil Baker            100,000  *      12/15/2002      2/15/03         $.50             12/12/2012
        Michael Sullinger       200,000  *      12/15/2002      2/15/03         $.50             12/12/2012
        Richard Barber           25,000  *      12/17/2001      2/17/02         $.50             12/15/2011
        Richard Barber           25,000  *      12/15/2002      2/17/03         $.50             12/15/2012
        Morrow Revocable Trust
        (beneficially           200,000  *      12/17/2001      3/1/02          $.50             12/15/2011
         J. Cody Morrow & Family)

* Were assumed by the Company as part of reorganization.



                                Aggregated Option/SAR Exercises in Last Fiscal Year
                                            and FY-End Option/SAR value

Name                        Shares            Value           Number of Securities          Value of Unexercised
                            Acquired          Realized        Underlying                    In the Money
                            on                ($)             Unexercised                   Options/SARs at FY-
                            Exercise                          Options/SARs at FY-           End ($) Exercisable/
                            (#)                               End (#) Exercisable/          Unexercisable
                                                              Unexercisable
---------------------------------------------------------------------------------------------------------------------
None                        0                 0               0                             0




SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT:

     The Company has 18,674,207 shares of common stock issued and outstanding as of October 22, 2003. There are no shares of preferred stock issued and outstanding as of October 22, 2003. The table below sets forth certain information with respect to the common stock beneficially owned by (i) each Director, nominee and executive officer of the Company; (i) each person who owns beneficially more than 5% of the common stock; and (iii) all Directors, nominees and executive officers as a group.

OFFICERS, DIRECTORS AND BENEFICIAL OWNERS, AS OF OCTOBER 22 2003

--------------------------------------------------------------------------------
Name and Address of             Amount and Nature
Beneficial Owner                of Beneficial Ownership (1)  Percentage of Class
--------------------------------------------------------------------------------
Terry Eilers                       6,372,039                           37%
1510 Poole Boulevard                 300,000 options (1)                1.7%
Yuba City, CA  95993

Clark Davenport                    1,535,386                            7.8%
1510 Poole Boulevard
Yuba City, CA  95993

Morrow Revocable Trust             1,645,056                            8.8%
(beneficially J. Cody Morrow         200,000 options (1)                1.1%
 & Family)
12655 Rough & Ready
Grass Valley, CA  95945

Michael Sullinger                     68,544                             .3%
1510 Poole Boulevard                 200,000 options (1)                1.1%
Yuba City, CA  95993

Virgil Baker                         877,363                            5%
1510 Poole Boulevard                 300,000 options (1)                1.7%
Yuba City, CA  95993

A. Richard Barber                    548,352                            3%
1510 Poole Boulevard                  50,000 options (1)                 .2%
Yuba City, CA  95993

All directors and executive
officers as a group (5 persons)    9,511,354                           55%
                                  10,561,354 with options              56%

Notes to the table:

(1) Options exercisable within 60 days computed pursuant to Section 13.

(2) Unless otherwise indicated, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.


COMPLIANCE  WITH  SECTION  16  OF  THE  SECURITIES  EXCHANGE  ACT

     Under Section 16 of the Securities Exchange Act 1934, the Company's directors and executive officers and persons holding more than 10% of its common stock are required to report their initial ownership of common stock and subsequent changes to that ownership to the Securities and Exchange Commission by specified due dates. To the Company's knowledge all of these filing requirements were satisfied.

OTHER  AND  GENERAL  INFORMATION.

     Our Transitional Annual Report on Form 10-KT, for the year ended December 31, 2002, including audited financial statements as of that date, is available from us on request. Further information is available by request or can be accessed on the Internet. We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files annual and quarterly reports, proxy statements and other information with the Securities Exchange Commission (the "SEC"). Reports, proxy statements and other information filed by ETLS can be accessed electronically by means of the SEC's home page on the Internet at http://www.sec.gov or at other Internet sites such as http://www.freeedgar.com or http://www.pinksheets.com.

     You can read and copy any materials that we file with the SEC at the SEC'S Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. A copy of any public filing is also available, at no charge, from the Company.

                               eTOTALSOURCE, INC.

                             Dated: November 6, 2003

                     By the order of the Board of Directors


                             /s/Terry Eilers
                             -----------------------
                             Terry Eilers, President

                                     BALLOT

--------------------------------------------------------------------------------

                               eTOTALSOURCE, INC.
                              1510 Poole Boulevard
                              Yuba City, CA 95993
                          PROXY FOR SPECIAL MEETING OF
                         STOCKHOLDERS, NOVEMBER 21, 2003

     The undersigned hereby appoints Terry Eilers proxy, with full power of substitution, for and in the name or names of the undersigned, to vote all shares of Common Stock of eTOTALSOURCE, INC. held of record by the undersigned at the Special Meeting of Stockholders to be held on Friday, November 21, 2003, at 1:00 p.m., at 1510 Poole Boulevard, Yuba City, CA 95993, and at any adjournment thereof, upon the matters described in the accompanying Notice of Special Meeting and Proxy Statement, receipt of which is hereby acknowledged, and upon any other business that may properly come before, and matters incident to the conduct of, the meeting or any adjournment thereof. Said person is directed to vote on the matters described in the Notice of Special Meeting and Proxy Statement as follows, and otherwise in their discretion upon such other business as may properly come before, and matters incident to the conduct of, the meeting and any adjournment thereof.

1. To Authorize the officers and directors of the Company to amend the Company's Articles of Incorporation to increase the number of Common Shares authorized from twenty million (20,000,000) to one hundred million (100,000,000).

         [_] FOR           [_] AGAINST               [_] ABSTAIN


     YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, YOU MAY SIGN AND RETURN THIS PROXY CARD IN THE ENCLOSED ENVELOPE.

     THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE STATED PROPOSALS.



                                        ----------------------------------------
                                              Signature of Stockholder



                                        ----------------------------------------
                                              Signature if held jointly

                                        Dated: __________________________, 2003

IMPORTANT: If shares are jointly owned, both owners should sign. If signing as attorney, executor, administrator, trustee, guardian or other person signing in a representative capacity, please give your full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.